Exhibit 24


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT THAT each person whose signature appears below does hereby constitute and appoint Brian M. O'Hara, Paul S. Giordano and Jerry de St. Paer, and each of them, as his true and lawful attorney-in-fact and agent and in his name, place, and stead, and in any and all capacities, to sign his name to the Registration Statement of XL Capital Ltd, a Cayman Islands company, on Form S-3 under the Securities Act of 1933, as amended, and to any and all amendments or supplements thereto (including any post-effective amendments, including any registration statement filed under Rule 462(b) under the Securities Act of 1933), with all exhibits thereto and other documents in connection therewith and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Signature                                              Date
---------                                              ----

 /s/ Ronald L. Bornhuetter                             November 15, 2001
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Name:  Ronald L. Bornhuetter

 /s/ Michael A. Butt                                   November 15, 2001
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Name:  Michael A. Butt

 /s/ Robert Clements                                   November 15, 2001
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Name:  Robert Clements

 /s/ Sir Brian Corby                                   November 15, 2001
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Name:  Sir Brian Corby

 /s/ Michael P. Esposito, Jr.                          November 15, 2001
------------------------------------
Name:  Michael P. Esposito, Jr.

 /s/ Robert R. Glauber                                 November 15, 2001
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Name:  Robert R. Glauber

 /s/ Paul Jeanbart                                     November 15, 2001
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Name:  Paul Jeanbart

 /s/ John Loudon                                       November 15, 2001
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Name:  John Loudon

/s/ Robert S. Parker                                   November 15, 2001
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Name:  Robert S. Parker



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                                      -2-


 /s/ Cyril Rance                                       November 15, 2001
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Name:  Cyril Rance

 /s/ Alan Z. Senter                                    November 15, 2001
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Name:  Alan Z. Senter

 /s/ John T. Thornton                                  November 15, 2001
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Name:  John T. Thornton

 /s/ Ellen E. Thrower                                  November 15, 2001
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Name:  Ellen E. Thrower

 /s/ John W. Weiser                                    November 15, 2001
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Name:  John W. Weiser